Exhibit 10.46

                    MUTUAL RELEASE AND SETTLEMENT AGREEMENT


           THIS MUTUAL RELEASE AND SETTLEMENT AGREEMENT is entered into effective as of July 7, 2001, by and among TSET, Inc., a Nevada corporation ("TSET"), Foster & Price Ltd., a corporation organized and existing under the laws of the Isle of Man ("FPL"), and Alex D. Saenz,
    an individual residing in the State of California ("Saenz").   TSET.
    FPL, and Saenz  are collectively referred to herein as "the Parties."

           WHEREAS, TSET and FPL entered into that certain Term Sheet, dated as of May 28, 1999 (the "Term Sheet");

           WHEREAS, a dispute has arisen among the Parties involving, among other things, certain terms and conditions set forth in the Term Sheet; and

           WHEREAS, the Parties intend, individually and collectively, that this Agreement memorialize the terms and conditions upon which they shall release and settle any and all claims, counterclaims, cross-claims, and causes of action between or among them that have been, could have been, or could be asserted against each other (hereinafter collectively referred to as "claims") including, without limitation, any and all claims arising out of the Term Sheet and relating to that certain lawsuit filed by TSET in Clackamas County, Oregon, captioned TSET, Inc. v. Foster & Price Ltd., civil case no. CCV-0001304 (the "Lawsuit");

           NOW, THEREFORE, for and in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the delivery, receipt, and sufficiency of which is hereby acknowledged, the Parties agree as follows:

           1.     MUTUAL RELEASE AND SETTLEMENT.
                  ------------------------------

                  (a) FPL and Saenz individually, collectively, mutually, fully, completely, comprehensively, and forever relinquish, waive, and release TSET and all parents, subsidiaries, affiliated corporations, directors, officers, employees, shareholders, representatives, attorneys, insurers, agents, accountants, successors, and assigns, individually, jointly, and collectively ("the Released Parties"), from and against any and all claims whatsoever, now existing or hereafter arising, including, without limitation, any and all claims related to the Term Sheet and/or the Lawsuit, known or unknown, now existing or hereafter arising, based upon intentional or unintentional conduct, acts of omission or commission, statutory provisions or common law, or otherwise.

                  (b) TSET fully, completely, comprehensively, and forever relinquishes, waives, and releases FPL and Saenz and all parents, subsidiaries, affiliated corporations, directors, officers, employees, shareholders, representatives, attorneys, insurers, agents, accountants, successors, and assigns, individually, jointly, and collectively ("the Released Parties"), from and against any and all claims whatsoever, now existing or hereafter arising, including, without limitation, any and all claims related to the Term Sheet and/or the Lawsuit, known or unknown, now existing or hereafter arising, based upon intentional or unintentional conduct, acts of omission or commission, statutory provisions or common law, or otherwise.

                  (c) TSET agrees to dismiss with prejudice and without costs to any party the claims asserted by it in the Lawsuit, and FPL and Saenz agree to dismiss with prejudice and without costs to any party the claims asserted by FPL and Saenz in the Lawsuit, and the Parties mutually agree not to directly or indirectly prosecute or hereafter maintain or institute, or cause to be prosecuted, maintained, or instituted against each other, any action at law, suit, or proceeding in equity, or administrative proceeding, for any claim, counterclaim, or cross-claim released pursuant to this Agreement, or otherwise. Notwithstanding the foregoing, nothing in this Section 1 shall prevent any Party from bringing a legal or equitable action seeking to enforce the terms hereof. The execution and delivery of this Agreement by the Parties shall effect and constitute a comprehensive, complete, and final waiver, relinquishment and release of the Released Parties from and against any and all claims of the Parties against each other (and in any combination of Parties with respect thereto) relating to any aspect of any obligation under the Term Sheet. Except as otherwise provided herein, upon execution and delivery of this Agreement, the Parties shall have no further, continuing, or additional performance obligations of any nature whatsoever under the Term Sheet to each other or any other person.

           2.     RELEASE AND SETTLEMENT CONSIDERATION.
                  -------------------------------------

           In consideration of the release, settlement, and covenants set forth herein, the Parties agree as follows:

                  (a) Within 10 business days after receipt of a copy of this Agreement showing execution by a duly authorized representative of FPL and by Saenz, TSET shall authorize the issuance to FPL of 375,000 restricted shares of TSET's common stock, par value $0.001 per share (the "TSET Shares"), to a mutually agreeable third party escrow agent (the "Escrow Agent"), to be held as set forth herein for the benefit of FPL and Saenz. TSET shall instruct its Transfer Agent to prepare and deliver to the Escrow Agent certificates representing the TSET Shares as soon as
                          practicable thereafter.   The TSET Shares shall
                          bear the customary legend restricting
                          transferability, to be affixed by the Transfer
                          Agent.

                  (b) FPL and Saenz acknowledge that TSET intends in good faith to file a registration statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"), such filing being anticipated to occur within the 30-business day period next following the date hereof, and intends to include the TSET Shares in the Registration Statement. FPL and Saenz acknowledge and agree that declaring the effectiveness of the Registration Statement is within the sole discretion of the SEC, that there can be no assurance that the SEC will declare effective the Registration Statement, and that the number of TSET Shares that may be registered pursuant to the Registration Statement may be less than the total number of TSET Shares mentioned in Subsection (a) above. TSET agrees that it shall use its best efforts to obtain
                          registration of the TSET Shares.   TSET's
                          inability to obtain registration for all or any of the TSET Shares mentioned in Subsection (a) shall not constitute a breach of this Agreement or give rise to any claim of liability of TSET in favor of FPL or Saenz or any other person. Upon the declaration of effectiveness of the Registration Statement by the SEC, the Escrow Agent shall deliver the TSET Shares to the Transfer Agent to enable removal of any restrictive legends thereon.

                  (c) Notwithstanding any registration of the TSET Shares pursuant to Subsection (b) above, FPL and Saenz each agree that they shall not, individually or collectively, sell, assign, transfer, pledge, encumber, or convey (in any case, "transfer") a total of more than 5,000 TSET Shares on any trading day, and agree that in no case shall they transfer a total of more than 12,500 TSET Shares during any 5 consecutive trading days or more than a total of 50,000 TSET Shares during any 30 day period. The Parties agree that the first permitted transfer of any TSET Shares shall not occur before the lapse of 30 days following receipt by the Escrow Agent of the stock certificates mentioned in the last sentence of Subsection (a) above. The Parties further agree that the Escrow Agent shall be instructed that it can release a maximum of 50,000 TSET Shares for transfer by FPL and Saenz in any given 30 day period. Furthermore, the Escrow Agent shall notify TSET of the date and quantity of any such releases. The provisions of this Subsection (c), including the limitation on transfer of shares during any given trading period described in this Subsection (c), shall continue in full force and effect until all TSET Shares received by FPL and Saenz pursuant to this Agreement have been transferred.

                  (d) In addition to ensuring compliance with the provisions of Subsection (c) above, FPL and Saenz shall each be responsible for ensuring that any transfer of the TSET Shares by them is effected in compliance with all applicable federal and state securities laws. FPL and Saenz shall be each responsible for the declaration and payment of any and all taxes applicable to receipt of the TSET Shares pursuant to this Agreement and any transfer thereof. TSET shall bear no responsibility for FPL's and Saenz' compliance with law or payment of any tax liabilities.

           3.     ALLOCATION OF TSET SHARES.
                  --------------------------

           TSET's sole responsibility with respect to the TSET Shares shall be the delivery of the TSET Shares to the Escrow Agent. FPL and Saenz agree that any allocation of ownership of the TSET Shares between them shall be their sole responsibility, and that neither FPL nor Saenz will require TSET or its representatives to intervene in or become a witness or a stakeholder in connection with any dispute with respect to questions of such allocation. Accordingly, unless otherwise instructed in a writing signed by both FPL and Saenz, as to the number of shares to be allocated to FPL and to Saenz, respectively, certificates representing the TSET Shares shall be prepared in the name and for the benefit of FPL and its attorney, Gregg A. Johnson. The indemnification provisions of Section 4 hereof shall apply with respect to any dispute between FPL and Saenz regarding the allocation of the TSET Shares.

           4.     INDEMNIFICATION OF TSET.
                  ------------------------

           FPL and Saenz, jointly and severally (in either case, the "Indemnifying Parties"), shall indemnify, protect, defend, and hold harmless TSET and its directors, officers, shareholders, employees, agents, attorneys, accountants, representatives, successors, and assigns (hereinafter collectively referred to as the "Indemnified Parties") from and against any and all known or unknown now existing or hereafter arising actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, damages, and expenses, irrespective of whether the Indemnified Party is a party to the action for which indemnification is sought hereunder, and including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred or suffered by the Indemnified Parties or any of them relating to or arising from the Term Sheet, the Lawsuit and the allegations contained or that could have been contained therein, and/or the relationship among the Parties to this Agreement. To the extent the foregoing indemnification may be unenforceable for any reason, the Indemnifying Parties shall make the maximum contribution to the satisfaction of the Indemnified Liabilities which is permissible under applicable law. The Indemnifying Parties acknowledge and agree that the Indemnified Liabilities shall include, without limitation, any legal or equitable claims threatened or instituted by any person not a party to this Agreement relating directly or indirectly to the Term Sheet, the Lawsuit, or any combination thereof.

           5.     SECTION 1542 WAIVER.
                  --------------------

           The Parties, whether or not residents of the State of California, each expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code (and all other similar statutes of any state or territory), which provides:

           A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

           Each of the Parties may hereafter discover facts in addition to or different from those which he or it now knows or believes to be true, but each Party hereby waives any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law that is similar, comparable or equivalent to Section 1542 of the California Civil Code. Except as otherwise provided herein, the Parties and each of them fully, finally, and forever settle and release any and all claims, known or unknown, suspected or unsuspected, contingent or noncontingent, whether or not concealed or hidden, that now exist or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.


           6.     NO ADMISSION OF LIABILITY.
                  --------------------------

           This Agreement is being entered into solely for the purpose of releasing, settling, and compromising the claims and the Lawsuit described herein and is not intended to be, and shall not be construed as constituting, any admission of any liability by any of the Parties. In addition, without limiting the foregoing, TSET denies any contractual relationship or other liability to Saenz.

           7.     CONFIDENTIALITY OF SETTLEMENT.
                  ------------------------------

           FPL and Saenz agree that they will keep each of the terms of this Agreement confidential, and that such confidentiality is a material term of this Agreement. Except as required by law or court order, neither FPL nor Saenz shall directly or indirectly make, publish, or cause to be made or published any statement to any third party regarding the subject matter of this Agreement. Such obligation of confidentiality shall not in any way be diminished by, and shall continue in full force and effect regardless of, any obligation of TSET, as a publicly-held company, to make disclosures with respect thereto in fulfillment of the reporting requirements to which TSET is subject under applicable federal and state securities laws. If inquiries are made of FPL or Saenz by any third party regarding the transactions set forth herein, FPL and Saenz shall state only that the dispute between the Parties has been amicably resolved on mutually agreeable terms.

           8.     REPRESENTATIONS AND WARRANTIES.
                  -------------------------------

           FPL and Saenz each represent and warrant to TSET that to the best of their knowledge, no other person or entity has any interest in, right to, or claim with respect to this Agreement, including the TSET Shares.

           9.     LEGAL FEES.
                  -----------

           Each Party shall bear and be responsible for the payment of its own respective legal fees, costs, and disbursements, including those incurred in connection with this Agreement. Notwithstanding the foregoing, the parties agree that, in any action for breach of this Settlement Agreement, or enforcement of this Settlement Agreement, the prevailing party shall be entitled to its reasonable attorney fees incurred in connection with such action.

           10.    REPRESENTATION AND WARRANTY AS TO AUTHORITY, EXECUTION,
                  --------------------------------------------------------
                  DELIVERY, AND PERFORMANCE.
                  --------------------------

           The Parties represent and warrant to each other that (a) each has the requisite power and authority to enter into and perform its obligations under this Agreement, (b) the execution and delivery of this Agreement and the consummation by each of them of the transactions contemplated herein have been duly authorized by the appropriate managing authority of TSET and FPL, and no further consent or authorization is required, (c) this Agreement constitutes and upon its execution shall constitute the valid and binding obligations of the Parties enforceable against each of them in accordance with the terms hereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and
    (d) the person executing and delivering this Agreement on behalf of TSET and FPL has been lawfully and fully authorized to do so.

           11.    COUNTERPARTS.
                  -------------

           This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

           12.    HEADINGS.
                  ---------

           The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

           13.    SEVERABILITY.
                  -------------

           If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

           14.    INTEGRATION; AMENDMENT.
                  -----------------------

           This Agreement supersedes all other prior oral or written agreements between the Parties with respect to the subject matter hereof, and contains the entire understanding of the Parties with respect to the matters covered herein and, except as specifically set forth herein or therein, none of the Parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by all of the Parties hereto, stating that such instrument is intended to amend the provisions hereof, and no provision hereof may be waived other than by an instrument in writing signed by the Party against whom enforcement is sought. The term "Agreement" and all reference thereto, as used herein, shall mean this Agreement as originally executed or, if later amended or supplemented, then as so amended or supplemented.

           15.    MISCELLANEOUS.
                  --------------

           This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, and assigns. Neither FPL nor Saenz shall assign this Agreement or any rights, duties, or obligations hereunder, including by merger or consolidation, without TSET's prior written consent. This Agreement is intended for the benefit of the Parties and the Released Parties, and is not for the benefit of, nor may any provision hereof be enforced by, any other person. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

           16.    GOVERNING LAW.
                  --------------

           This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, exclusive of its conflicts of laws principles.

           17.    REPRESENTATION BY COUNSEL.
                  --------------------------

           Each of the Parties hereto represents that it has had the full opportunity to consult with counsel with respect to the significance of this Agreement, and that each fully understands this Agreement and the terms hereof.

           IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement effective as of the date first written above.

    TSET, Inc.


    By:  /s/ Jeffrey D. Wilson
       -------------------------------
         Jeffrey D. Wilson
        Chairman and Chief Executive Officer


    FOSTER & PRICE LTD.


    By:  /s/ Samir Mahallawy
       -------------------------------
         Samir Mahallawy
         Title: President
         as authorized signatory


     /s/ Alex D. Saenz
    ----------------------------------
    Alex D. Saenz